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                                                                    EXHIBIT 23.2

                              ACCOUNTANTS' CONSENT

The Board of Directors
Albany Molecular Research, Inc.:

We consent to the incorporation by reference in this Registration Statement on Form S-1 of our report included in the Registration Statement on Form S-1 (File No. 333-58795), as amended, and to the reference to our firm under the heading "Experts" in the prospectus contained therein.

                                          KPMG LLP

Albany, New York
February 5, 1999